Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re FEDDERS NORTH AMERICA, INC., et al.	Case No.: 07-11176
Reporting Period: May 2008
MONTHLY OPERATING REPORT
file with the court and submit a copy to United States Trustee within 45 days after end of month
Submit copy of report to any official committee appointed in the case.

		Document	Explanation
REQUIRED DOCUMENTS	Form No.	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliations (or copies of debtor’s bank reconciliations)	MOR-1a		X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Post petition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Post petition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

/s/ Robert L. Laurent, Jr. Signature of Debtor	July 17, 2008 Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Robert L. Laurent, Jr.	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

NOTES TO MONTHLY OPERATING REPORTS
Presentation
     The Debtors’ monthly operating reports have not been audited, are subject to change and have been prepared as required by the Office of the United States Trustee. The monthly operating reports have not been prepared to provide financial information specifically relating to any outstanding securities of the Debtors, or any of their respective affiliates. The results of operations reflected in these reports do not, and are not intended to provide a complete report regarding the results of operations of Fedders Corporation and subsidiaries on a consolidated basis for the period reported.
Intercompany Transactions
     Intercompany transactions as presented in these reports are subject to possible timing differences resulting from the timing of balance sheet recognition by each entity.
     The Monthly Operating Reports generally reflect the results of operations and financial position of the Debtors and ongoing arrangements between Fedders Corporation and one or more of the Debtors, or between the Debtors, in the same manner as such arrangements were reported historically. The treatment of these arrangements may be subject to challenge in the bankruptcy case. Such arrangements, and the manner in which they are treated or required to be reported in the bankruptcy case, could have a material impact on the respective assets, liabilities and results of operations of Fedders Corporation and/or one or more of the Debtors and any financial presentation thereof.
Income Taxes
     The Debtors account for income taxes on a consolidated basis for purposes of consolidated reporting and do not account for income taxes by legal entity. Accordingly, the provision for income taxes and the income tax asset or liability in the accompanying statement of operations and balance sheet, respectively, do not necessarily reflect the entity’s current income tax position for the period being presented.
Pre-Petition Liabilities
     As a result of certain First Day Orders entered by the Bankruptcy Court, the Debtors were authorized to pay certain pre-petition liabilities. The liabilities, which primarily included wages, salaries and other compensation and certain fiduciary taxes, are no longer subject to compromise. Pre-petition liabilities, as presented on the Balance Sheet (MOR-3), exclude these liabilities.

Reporting Entities
     This Monthly Operating Report reflects the following:
1.	Fedders Holding Company and Fedders Investment Corporation are inactive entities;

2.	Operating results for Island Metal Fabricating Inc. are included with the operating results for Fedders Islandaire, Inc.;

3.	Operating results for Trion, Inc. include Envirco Corporation and Herrmidifier Company, Inc.; and

4.	“Total Company” results include both Debtor and Non-Debtor entities.

CONTENTS
I.	Statement of Operations

II.	Balance Sheet

III.	Schedule of Cash Receipts and Disbursements

IV.	Disbursement Summary by Legal Entity

V.	Schedule of Aged Accounts Receivable

VI.	Schedule of Aged Accounts Payable

VII.	Schedule of Advisory Fees Paid

VIII.	Book Balance Detail for Cash Accounts

IX.	Debtor Questionnaire

X.	Attestations Regarding Monthly Operating Report

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 05/31/2008
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Gross Sales	$—	$—	$311	$—	$—	$—	$—	$—	$2
Sales-Intercompany	—	—	—	—	—	—	—	—	—
Sales Deductions	—	—	(376)	—	—	—	—	—	—
Net Sales	$—	$—	$(65)	$—	$—	$—	$—	$—	$2
				—				—
Standard Cost of Sales	(5)	—	184	—	—	—	—	—	—

Gross Profit	5	—	(249)	—	—	—	—	—	2

Operating Expenses:
Administrative	4	—	47	—	—	—	426	—	1
Advertising	—	—	—	—	—	—	—	—	—
Selling	—	—	11	—	—	—	1	—	2
Shipping & Warehousing	—	—	71	—	5	—	—	—	—
Research & development	—	—	26	—	—	—	—	—	5
Amortization Expense	—	—	—	—	—	—	—	—	—
Goodwill Impairment	—	—	—	—	—	—	—	—	—

Total Operating Expenses	4	—	155	—	5	—	427	—	8

Advisory costs	—	—	—	—	—	—	1,461	—	—
Restructuring Expense	—	—	—	—	—	—	—	—	18

Operating Income (Loss)	1	—	(404)	—	(5)	—	(1,888)	—	(24)

Corporate Overhead	—	—	—	—	—	—	—	—	—
Net Use Assets Charge	—	—	—	—	—	—	—	—	—
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—
Partner’s JV Interest	—	—	—	—	—	—	—	—	—
Net Interest Expense	46	—	—	—	—	—	515	—	—
Other Expense(inc)	16	—	(93)	—	(55)	623	13	—	6
Management Fees(inc)	—	—	—	—	—	—	—	—	—

Income before income taxes	(61)	—	(311)	—	50	(623)	(2,416)	—	(30)

Income Taxes	—	—	—	—	—	—	—	—	—

Net income(loss)	$(61)	$—	$(311)	$—	$50	$(623)	$(2,416)	$—	$(30)

EBITDA	$21	$—	$(401)	$—	$(2)	$—	$(427)	$—	$(6)

Fedders North America Inc., et al.
I. Statement of Operations for the Month Ending 05/31/2008
($000’s)

		Fedders
	Fedders International,	Investment	Fedders Islandaire,	Fedders Outlet,	Herrmidifier	Island Metal	Rotorex Company
	Inc.	Corporation	Inc.	Inc.	Company	Fabricating, Inc.	Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
Gross Sales	$—	$—	$—	$—	$—	$—	$—	$1,843	$2,156	$3,364
Sales-Intercompany	—	—	—	—	—	—	—	—	—	—
Sales Deductions	—	—	—	—	—	—	—	(31)	(407)	(507)
Net Sales	$—	$—	$—	$—	$—	$—	$—	$1,812	$1,749	$2,857
		—			—	—
Standard Cost of Sales	—	—	—	—	—	—	—	1,543	1,722	2,485

Gross Profit	—	—	—	—	—	—	—	269	27	372
										—

Operating Expenses:
Administrative	—	—	—	—	—	—	53	114	645	865
Advertising	—	—	—	—	—	—	—	1	1	8
Selling	—	—	—	—	—	—	—	268	282	364
Shipping & Warehousing	—	—	—	—	—	—	—	15	91	105
Research & development	—	—	—	—	—	—	—	84	115	359
Amortization Expense	—	—	—	—	—	—	—	7	7	13
Goodwill Impairment	—	—	—	—	—	—	—	—	—	—

Total Operating Expenses	—	—	—	—	—	—	53	489	1,141	1,714
										—

Advisory costs	—	—	—	—	—	—	—	—	1,461	1,461
Restructuring Expense	—	—	—	—	—	—	—	—	18	1,108

Operating Income (Loss)	—	—	—	—	—	—	(53)	(220)	(2,593)	(3,911)

Corporate Overhead	—	—	—	—	—	—	—	—	—	—
Net Use Assets Charge	—	—	—	—	—	—	—	—	—	—
Unconsolidated JV income(loss)	—	—	—	—	—	—	—	—	—	—
Partner’s JV Interest	—	—	—	—	—	—	—	—	—	—
Net Interest Expense	—	—	—	—	—	—	—	—	561	483
Other Expense(inc)	—	—	235	—	—	—	—	(6)	739	803
Management Fees(inc)	—	—	—	—	—	—	—	—	—	—

Income before income taxes	—	—	(235)	—	—	—	(53)	(214)	(3,893)	(5,197)
										—
Income Taxes	—	—	—	—	—	—	—	—	—	—

Net income(loss)	$—	$—	$(235)	$—	$—	$—	$(53)	$(214)	$(3,893)	$(5,197)

EBITDA	$—	$—	$—	$—	$—	$—	$(23)	$(180)	$(1,018)	$(1,207)

Fedders North America, Inc. et al.
II. Balance Sheet as of 05/31/2008
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
ASSETS:
Cash	$1	$—	$27	$—	$—	$1	$7,676	$—	$208
Marketable Securities	—	—	—	—	—	—	—	—	—
Gross Receivables	—	—	2,114	—	—	—	—	—	317
Less:Allowance	—	—	(401)	—	—	—	—	—	(250)

Net Accounts Receivable	—	—	1,713	—	—	—	—	—	67

Inventories:
Finished goods	66	—	742	—	—	—	—	—	—
Work in progress	—	—	—	—	—	—	—	—	—
Raw Materials	99	—	—	—	—	—	—	—	—
Service Parts	—	—	559	—	—	—	—	—	—
Supplies	—	—	—	—	—	—	—	—	—
Freight & Duty	—	—	—	—	—	—	—	—	—
In-Transit Inventory	—	—	5	—	—	—	—	—	—

Gross Inventory	165	—	1,306	—	—	—	—	—	—
Less inventory reserves	(165)	—	(835)	—	—	—	—	—	—

Net Inventory	—	—	471	—	—	—	—	—	—
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Asset held for sale	—	—	—	—	—	—	—	—	—
Prepaids/Other assets	787	—	200	—	—	300	1,624	—	25

Total Current Asset	788	—	2,411	—	—	301	9,300	—	300

Investment in Subsidiaries [1]	7,213	—	7,867	—	—	—	26,878	—	—

Property,Plant & Equipment
Land	80	—	—	—	—	—	—	—	—
Land Improvement	291	—	—	—	45	—	—	—	—
Buildings	7,808	—	—	—	1,008	—	—	—	—
Leasehold improvement	—	—	47	—	—	—	1,262	—	—
Machinery & Equipment	5,528	—	275	—	347	—	884	—	7
Furniture & Fixture	44	—	464	—	132	—	1,228	—	87
Auto & Trucks	16	—	—	—	—	—	—	—	—
Jigs & Dies	6,330	—	—	—	5	—	—	—	—
Construction in Progress	—	—	—	—	—	—	—	—	—

Gross P.P.& E.	20,097	—	786	—	1,537	—	3,374	—	94
Accumulated Depreciation	(17,125)	—	(728)	—	(873)	—	(3,370)	—	(95)

Net P.P.& E.	2,972	—	58	—	664	—	4	—	(1)

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	—	—
Other Intangibles	8	—	—	—	—	—	—	—	—
Other Assets	3,236	—	—	—	2	—	13,937	—	—

Total Assets	$14,217	$—	$10,336	$—	$666	$301	$50,119	$—	$299

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 05/31/2008
($000’s)

	Fedders North	Columbia Specialties	Emerson Quiet	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Inc.	Kool Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders Inc.
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
LIABILITIES & EQUITY:
Short Term Notes	$—	$—	$—	$—	$—	$—	$2,479	$—	$—
Current Portion of L/T debt	33	—	—	—	—	—	—	—	—
Accounts Payable	107	—	164	—	13	—	3,096	—	37
Accrued Expenses:	—	—	—	—	—	—	—	—	—
Salaries & Wages	100	—	68	—	7	—	1,805	—	2
Payroll Taxes	—	—	1	—	(1)	—	—	—	—
Total Accrued Expenses	87	—	580	—	34	—	8,344	—	23
Other Current Liabilities	1	—	1	—	—	1	—	—	1

Total Current Liab-Post Petition	328	—	814	—	53	1	15,724	—	63

Intercompany Accounts	(3,542)	(14)	(11,404)	—	(2,098)	(12,423)	36,949	—	(526)
Long Term Debt	—	—	—	—	—	—	—	—	—

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—
Other L/T Liabilities	—	—	—	—	—	—	—	—	—

Pre-Petition Intercompany Acccounts	(406,938)	5,616	60,565	—	30,081	7,353	262,493	—	(18,727)
Liabilities Subject to Compromise	160,788	86	10,481	—	325	2,674	62,301	—	3,755

Total Liabilities	(249,364)	5,688	60,456	—	28,361	(2,395)	377,467	—	(15,435)

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	411	—	—
Common Stock	5	—	—	—	1	—	3,188	—	—
Class A Stock	—	—	—	—	—	—	4,346	—	—
Class B Stock	—	—	—	—	—	—	739	—	—
Warrants-Common Stock	—	—	—	—	—	—	1,000	—	—
Paid in Capital	47,018	—	(4,842)	—	999	7,814	(34,461)	—	4,842
Retained Earning-prior	214,170	(5,698)	(40,042)	—	(29,271)	(7,736)	(254,087)	—	10,800
Current Month Net Income(Loss)	2,388	10	(5,330)	—	576	2,618	(11,452)	—	75
Dividends Declared	—	—	—	—	—	—	—	—	—
Treasury Stock Sold	—	—	—	—	—	—	(11,412)	—	—
Deferred Compensation	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	(25,620)	—	—
Currency Translation Adjustment	—	—	94	—	—	—	—	—	17

Total Stockholder’s equity	263,581	(5,688)	(50,120)	—	(27,695)	2,696	(327,348)	—	15,734

Total liabilities & equity	$14,217	$—	$10,336	$—	$666	$301	$50,119	$—	$299

Fedders North America, Inc. et al.
II. Balance Sheet as of 05/31/2008
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex Company
	Inc.	Corporation	Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
ASSETS:

Cash	$97	$—	$2	$—	$—	$—	$—	$3	$8,015	$11,682
Marketable Securities	—	—	—	—	—	—	—	—	—	—
Gross Receivables	444	—	—	—	—	—	—	3,107	5,982	14,601
Less:Allowance	(9)	—	—	—	—	—	—	(42)	(702)	(5,440)

Net Accounts Receivable	435	—	—	—	—	—	—	3,065	5,280	9,161

Inventories:
Finished goods	42	—	—	—	—	—	—	1,783	2,633	6,020
Work in progress	—	—	—	—	—	—	—	912	912	1,853
Raw Materials	72	—	—	—	—	—	—	1,966	2,137	14,779
Service Parts	5	—	—	—	—	—	—	—	564	775
Supplies	—	—	—	—	—	—	—	—	—	87
Freight & Duty	—	—	—	—	—	—	—	—	—	1
In-Transit Inventory	—	—	—	—	—	—	—	1,252	1,257	1,632

Gross Inventory	119	—	—	—	—	—	—	5,913	7,503	25,147
Less inventory reserves	(151)	—	—	—	—	—	—	(871)	(2,022)	(15,352)

Net Inventory	(32)	—	—	—	—	—	—	5,042	5,481	9,795
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	2,309
Asset held for sale	—	—	—	—	—	—	—	—	—	(514)
Prepaids/Other assets	869	—	—	—	—	—	32	195	4,032	6,409

Total Current Asset	1,369	—	2	—	—	—	32	8,305	22,808	38,842

Investment in Subsidiaries [1]	21,144	—	—	—	—	—	—	100	63,202	1

Property,Plant & Equipment
Land	—	—	—	—	—	—	468	476	1,024	1,024
Land Improvement	—	—	—	—	—	—	903	23	1,262	1,262
Buildings	—	—	—	—	—	—	10,770	5,808	25,394	27,718
Leasehold improvement	—	—	—	—	—	—	—	425	1,734	2,445
Machinery & Equipment	4	—	—	—	—	—	4,112	5,475	16,632	33,159
Furniture & Fixture	41	—	—	—	—	—	889	3,717	6,602	7,501
Auto & Trucks	—	—	—	—	—	—	—	—	16	929
Jigs & Dies	—	—	—	—	—	—	321	4,281	10,937	11,427
Construction in Progress	—	—	—	—	—	—	—	—	—	15

Gross P.P.& E.	45	—	—	—	—	—	17,463	20,205	63,601	85,480
Accumulated Depreciation	(44)	—	—	—	—	—	(12,683)	(15,567)	(50,485)	(70,941)

Net P.P.& E.	1	—	—	—	—	—	4,780	4,638	13,116	14,539

Other long term assets:
Deferred Tax Benefit	—	—	—	—	—	—	—	—	—	—
Goodwill	—	—	—	—	—	—	—	18,419	18,419	18,419
Other Intangibles	—	—	—	—	—	—	—	128	136	136
Other Assets	283	—	—	—	—	—	1	2	17,461	22,689

Total Assets	$22,797	$—	$2	$—	$—	$—	$4,813	$31,592	$135,142	$94,626

[1]	Does not reflect eliminations between the Debtor entities

Fedders North America, Inc. et al.
II. Balance Sheet as of 05/31/2008
($000’s)

	Fedders International,	Fedders Investment	Fedders Islandaire,	Fedders	Herrmidifier	Island Metal	Rotorex Company
	Inc.	Corporation	Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Inc.	Trion, Inc.	Total	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors	Company
LIABILITIES & EQUITY:

Short Term Notes	$—	$—	$—	$—	$—	$—	$—	$—	$2,479	$8,647
Current Portion of L/T debt	—	—	—	—	—	—	—	—	33	152
Accounts Payable	2	—	—	—	—	—	9	192	3,620	40,556
Accrued Expenses:	—	—	—	—	—	—	—	—	—	—
Salaries & Wages	341	—	—	—	—	—	—	129	2,452	3,540
Payroll Taxes	10	—	—	—	—	—	—	—	10	70
Total Accrued Expenses	5	—	—	—	—	—	18	—	9,091	13,436
Other Current Liabilities	—	—	—	—	—	—	—	—	4	277

Total Current Liab-Post Petition	358	—	—	—	—	—	27	321	17,689	66,678

Intercompany Accounts	223	—	(924)	—	—	—	386	15,371	21,998	249
Long Term Debt	—	—	—	—	—	—	—	—	—	1,089

Other L/T Liabilities:
Deferred Income Taxes	—	—	—	—	—	—	—	—	—	(447)
Other L/T Liabilities	—	—	—	—	—	—	—	—	—	(32)

Pre-Petition Intercompany Acccounts	58,233	—	5,073	—	—	—	2,759	22,110	28,618	(70)
Liabilities Subject to Compromise	1,254	—	5,134	—	—	—	—	2,109	248,907	248,907

Total Liabilities	60,068	—	9,283	—	—	—	3,172	39,911	317,212	316,374

Stockholders Equity:
Preferred Stock	—	—	—	—	—	—	—	—	411	21
Common Stock	—	—	5	—	—	—	—	1,499	4,698	975
Class A Stock	—	—	—	—	—	—	—	—	4,346	—
Class B Stock	—	—	—	—	—	—	—	—	739	25
Warrants-Common Stock	—	—	—	—	—	—	—	—	1,000	1,000
Paid in Capital	3,410	—	—	—	—	—	62,350	(1,879)	85,251	109,177
Retained Earning-prior	(40,665)	—	6,035	—	—	—	(60,382)	(8,993)	(215,881)	(264,576)
Current Month Net Income(Loss)	(1)	—	(15,321)	—	—	—	(327)	697	(26,055)	(36,266)
Dividends Declared	—	—	—	—	—	—	—	247	247	—
Treasury Stock Sold	—	—	—	—	—	—	—	—	(11,412)	(11,412)
Deferred Compensation	—	—	—	—	—	—	—	—	—	—
Treasury stock	—	—	—	—	—	—	—	—	(25,620)	(24,276)
Currency Translation Adjustment	(15)	—	—	—	—	—	—	110	206	3,584

Total Stockholder’s equity	(37,271)	—	(9,281)	—	—	—	1,641	(8,319)	(182,070)	(221,748)

Total liabilities & equity	$22,797	$—	$2	$—	$—	$—	$4,813	$31,592	$135,142	$94,626
	==

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 05/31/2008
($ in 000’s)

			Emerson Quiet
	Fedders North	Columbia	Kool	Envirco	Eubank Coil	Fedders Addison	Fedders	Fedders Holding
	America, Inc.	Specialties Inc.	Corporation	Corporation	Company	Company, Inc.	Corporation	Company, Inc.	Fedders, Inc.[1]
	07-11176	07-11177	07-11178	07-11179	07-11180	07-11181	07-11182	07-11183	07-11184
Receipts and Disbursements

Collections	$—	$—	$1,383	$—	$—	$—	$1,124	$—	$—

Operating Disbursements

Employee Costs	34	—	48	3	—	—	269	—	1
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	—	—
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	—
China Transfers-Qingpu (Intercompany)	—	—	—	—	—	—	—	—	—
Material Costs	0	—	—	—	—	—	—	—	—
Freight/Duty	1	—	3	2	—	—	2	—	—
Utilities	13	—	—	0	—	—	—	—	—
Machinery & Equip	1	—	—	—	—	—	1	—	—
Facility Costs	45	—	—	—	—	—	14	—	—
IT/Telecom	4	—	0	1	—	—	51	—	0
Insurance	5	—	17	—	—	—	15	—	—
Taxes	—	—	—	—	—	—	9	—	—
Other	3	—	4	0	—	—	46	—	—

	104	—	74	7	—	—	407	—	1

Operating Cash Flow	(104)	—	1,310	(7)	—	—	717	—	(1)

Non-Operating Disbursements

Interest/ Fees	—	—	—	—	—	—	1	—	—
Restructuring Fees	—	—	—	—	—	—	1,494	—	1
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	1,495	—	1

Net Cash Generated (Used)	$(104)	$—	$1,310	$(7)	$—	$—	$(778)	$—	$(2)

[1]	Collections for Fedders Inc. are captured in Emerson Quiet Kool Corporation

Fedders North America, Inc. et al.
III. Schedule of Receipts and Disbursements for the Month Ending 05/31/2008
($ in 000’s)

		Fedders
	Fedders	Investment	Fedders	Fedders	Herrmidifier	Island Metal	Rotorex
	International, Inc.	Corporation	Islandaire, Inc.	Outlet, Inc.	Company	Fabricating, Inc.	Company Inc.	Trion, Inc.	Total
	07-11185	07-11186	07-11187	07-11188	07-11189	07-11190	07-11191	07-11192	Debtors
Receipts and Disbursements

Collections	$—	$—	$—	$—	$—	$—	$—	$1,714	$4,222

Operating Disbursements

Employee Costs	—	—	—	—	—	—	—	552	907
Material Costs	—	—	—	—	—	—	—	—	—
China Purchases-Ningbo (Intercompany)	—	—	—	—	—	—	—	690	690
China Purchases-Suzhou (Intercompany)	—	—	—	—	—	—	—	—	—
China Transfers-Qingpu (Intercompany)	—	—	—	—	—	—	—	457	457
Freight/Duty	—	—	—	—	—	—	—	193	200
Utilities	—	—	—	—	—	—	—	51	64
Machinery & Equip	—	—	—	—	—	—	—	15	17
Facility Costs	—	—	—	—	—	—	—	9	67
IT/Telecom	—	—	—	—	—	—	—	3	59
Insurance	—	—	—	—	—	—	—	45	83
Taxes	—	—	—	—	—	—	—	4	13
Other	—	—	—	—	—	—	—	87	141

	—	—	—	—	—	—	—	2,105	2,698

Operating Cash Flow	—	—	—	—	—	—	—	(391)	1,524

Non-Operating Disbursements

Interest	—	—	—	—	—	—	—	—	1
Restructuring Fees	—	—	—	—	—	—	—	—	1,494
Deposits	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	1,495

Net Cash Generated (Used)	$—	$—	$—	$—	$—	$—	$—	$(391)	$29

Fedders North America, Inc. et al.
IV. Disbursements by Legal Entity for the Month Ending 05/31/2008
($000’s)

			Cumulative
			Post-Petition
Legal Entity	Case Number	May-08	Disbursements
Fedders North America, Inc.	07-11176	$104	$2,753
Columbia Specialties, Inc. [1]	07-11177	—	—
Emerson Quiet Kool Corporation	07-11178	74	5,023
Envirco Corporation [2]	07-11179	7	260
Eubank Coil Company	07-11180	—	599
Fedders Addison Company, Inc.	07-11181	—	9,657
Fedders Corporation	07-11182	1,902	21,349
Fedders Holding Company, Inc. [1]	07-11183	—	—
Fedders, Inc.	07-11184	2	733
Fedders International, Inc. [1]	07-11185	—	—
Fedders Investment Corporation [1]	07-11186	—	—
Fedders Islandaire, Inc.	07-11187	—	12,053
Fedders Outlet, Inc. [1]	07-11188	—	—
Herrmidifier Company, Inc. [2]	07-11189	—	—
Island Metal Fabricating, Inc. [3]	07-11190	—	—
Rotorex Company, Inc.	07-11191	—	—
Trion, Inc.	07-11192	2,105	17,985

Total Debtor Disbursements		$4,193	$70,413

[1]	Inactive Entity with no operating activity

[2]	Included within Trion, Inc.

[3]	Included within Fedders Islandaire, Inc.

Fedders North America, Inc. et al.
V. Accounts Receivable Reconciliation and Aging as of 5/31/2008
($000’s)

Legal Entity	Case Number	Days Old
		less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$—	$—	$—	$—	$—
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	(462)	(34)	13	2,596	2,114
Envirco Corporation.	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	—	—	—	—	—
Fedders Addison Company, Inc.	07-11181	—	—	—	—	—
Fedders Corporation	07-11182	—	—	—	—	—
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	(7)	—	2	329	324
Fedders International, Inc.	07-11185	—	—	—	444	444
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc.	07-11187	—	—	—	—	—
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc.	07-11192	1,747	1,096	173	89	3,105

Net Accounts Receivable of the Debtors		$1,278	$1,063	$188	$3,458	$5,987

Other Reconciling items [1]						(5)

Gross Accounts Receivable						$5,982

[1]	Includes adjusting journal entries, deposits collected during month, certain accounts with credit balances and A/R balances related to IAQ Residential and IAQ Canada

Fedders North America, Inc. et al.
VI. Summary of Unpaid Post Petition Debts as of 5/31/2008
($000’s)

Legal Entity	Case Number	Days Old
		less than 30	31-60	61-90	91+	Total
Fedders North America, Inc.	07-11176	$14	$0			$14
Columbia Specialties, Inc.	07-11177	—	—	—	—	—
Emerson Quiet Kool Corporation	07-11178	1	5	9	55	70
Envirco Corporation.	07-11179	—	—	—	—	—
Eubank Coil Company	07-11180	—	—	—	—	—
Fedders Addison Company, Inc.	07-11181	—	—	—	—	—
Fedders Corporation	07-11182	1,230	144	276	1,443	3,093
Fedders Holding Company, Inc.	07-11183	—	—	—	—	—
Fedders, Inc.	07-11184	1	1	2	8	12
Fedders International, Inc.	07-11185	—	—	—	2	2
Fedders Investment Corporation	07-11186	—	—	—	—	—
Fedders Islandaire, Inc.	07-11187	—	—	—	—	—
Fedders Outlet, Inc.	07-11188	—	—	—	—	—
Herrmidifier Company, Inc.	07-11189	—	—	—	—	—
Island Metal Fabricating, Inc.	07-11190	—	—	—	—	—
Rotorex Company, Inc.	07-11191	—	—	—	—	—
Trion, Inc.	07-11192	173	91	—	—	264

Total Aging		$1,419	$241	$287	$1,508	$3,455

Other Reconciling Items [1]						165

Total Unpaid Post Petition Debts						$3,620

[1]	Relates to AP checks outstanding, open Purchase Orders, accrued AP and adjusting journal entries

Fedders North America, Inc. et al.
VII. Advisory Fees and Expenses Paid for the Month Ending 05/31/2008
($000’s)

Vendor	5/31/08	Cumulative [1]
Saul Ewing	$401	$2,352
Cole Schotz	229	229
Barrier Advisors [2]	—	804
Alvarez and Marsal [3]	204	2,447
Sitirck And Company	1	112
Chanin Advisors/ Duff & Phelps	—	598
Buck Consulting	—	74
UHY	92	158
Weil, Gotshal & Manges [2]	150	1,065
Richards Layton & Finger	42	42
Mesirow Financial	200	704
Brown Rudnick	49	475
Lowenstein Sandler	83	222
Greenberg Traurig	4	53
Haynes & Boone	—	249
Logan & Company	38	335
Fasken Martineau Dumoulin	1	66
US Trustee	—	114
Other	—	196

Total Advisory Fees Paid	$1,494	$10,294

[1]	Cumulative advisory fee payments since 8/22/2007

[2]	Paid pursuant to Credit Agreement

[3]	Alvarez and Marsal retained under Section 363 of the Bankruptcy Code

Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 05/31/2008
($000’s)

Case #	Legal Entity	Institution	Account #	Description	05/31 Book Balance	Reconciled
07-11176	Fedders North America, Inc.	Bank of America	4426398732	Misc. Deposits	$—	7/7/2008

07-11178	Emerson Quiet Kool Corporation	Wachovia	2000006939267	Credit Card Account	$—	7/7/2008
07-11178	Emerson Quiet Kool Corporation	JPMorgan Chase	000000601224090	AP US$	—	7/7/2008
07-11178	Emerson Quiet Kool Corporation	Bank of America	4426439109	Credit Card	30	7/7/2008
07-11178	Emerson Quiet Kool Corporation				$30

07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox		7/7/2008
07-11180	Eubank Coil Company			Petty Cash	—	7/7/2008

07-11180	Eubank Coil Company [1]				$—

07-11181	Fedders Addison Company, Inc.	Mellon Bank	078-6234		$—	2/15/2008
07-11181	Fedders Addison Company, Inc.	Chase Bank	601880073		—	2/15/2008
07-11181	Fedders Addison Company, Inc.	Wachovia Bank			—	2/15/2008
07-11181	Fedders Addison Company, Inc.	Bank of America	4426398981		—	2/15/2008
07-11181	Fedders Addison Company, Inc.			Petty Cash	1	2/15/2008

07-11181	Fedders Addison Company, Inc. [2]				$1

07-11176	Fedders North America, Inc.	JPMorgan Chase	601224090	Disbursement	—	7/8/2008
07-11176	Fedders North America, Inc.	American Beacon	222103510	Investment	—	7/8/2008
07-11176	Fedders North America, Inc.	Institutional Cash Distributors	752-80027	Investment	—	7/8/2008
07-11176	Fedders North America, Inc.	Reserve Funds	75225813	Investment	—	7/8/2008
07-11176	Fedders North America, Inc.	SRS Institution	4032400017426	Investment	—	7/8/2008
07-11176	Fedders North America, Inc.	Treasury Point	5621330	Investment	—	7/8/2008
07-11180	Eubank Coil Company	Mellon Bank	786234	Depository - Lockbox	—	7/8/2008
07-11180	Eubank Coil Company	Mellon Bank	1045294	Depository - Lockbox Fees	5	7/8/2008
07-11181	Fedders Addison Company, Inc.	JPMorgan Chase	60188073	Disbursement	—	7/8/2008
07-11182	Fedders Corporation	Bank of America	4426398732	Concentration	1,739	7/8/2008
07-11182	Fedders Corporation	Bank of America	4426398745	Depository - Lockbox	67	7/8/2008
07-11182	Fedders Corporation	Bank of America	4426398981	Payroll	73	7/8/2008
07-11182	Fedders Corporation	Bank of America	4426470061	Utility Escrow Acct	35	7/8/2008
07-11182	Fedders Corporation	Wachovia	2100012379070	Depository	—	7/8/2008
07-11182	Fedders Corporation	JPMorgan Chase	9102676799	Main Controlled Disbursement Acct	10	7/8/2008
07-11182	Fedders Corporation	JPMorgan Chase	601224124	Disbursement	—	7/8/2008
07-11182	Fedders Corporation	Institutional Cash Distributors	752-80099	Investment	5,689	7/8/2008
07-11182	Fedders Corporation	Fidelity	80208846	Investment	—	7/8/2008
07-11182	Fedders Corporation	Merrill Lynch	32503274	Investment	—	7/8/2008
07-11182	Fedders Corporation	Janus	881235094	Investment	—	7/8/2008
07-11182	Fedders Corporation	Standard Life	Feda100037	Investment	—	7/8/2008
07-11182	Fedders Corporation	Wachovia London	4852166	Depository Euro Account	55	7/8/2008
07-11182	Fedders Corporation	Wachovia London	4852026	Depository - US$	2	7/8/2008
07-11182	Fedders Corporation	Wachovia London	4852036	Depository - British Pounds	0	7/8/2008
07-11184	Fedders Inc.	Royal Bank of Canada	7270001777	Depository - US$	1	7/8/2008
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement	—	7/8/2008
07-11192	Trion, Inc.	JPMorgan Chase	601829013	Disbursement	—	7/8/2008
07-11182	Fedders Corporation			Petty Cash	0	7/8/2008

07-11182	Fedders Corporation Total				$7,676

Fedders North America, Inc. et al.
VIII. Book Balance Cash Listing & Bank Reconciliation as of 05/31/2008
($000’s)

Case #	Legal Entity	Institution	Account #	Description	05/31 Book Balance	Reconciled
07-11184	Fedders, Inc.	Royal Bank of Canada	1664200	Depository Ca$	—	7/7/2008
07-11184	Fedders, Inc.	Royal Bank of Canada	1663400	Depository - Ca$	210	7/7/2008
07-11184	Fedders, Inc.	Royal Bank of Canada	9431	Payroll Ca$	—	7/7/2008
07-11184	Fedders, Inc.	Royal Bank of Canada	4033577	Depository - US$	2	7/7/2008

	Fedders, Inc.			Petty Cash	1	7/7/2008

07-11184	Fedders Inc.				$213

07-11185	Fedders International, Inc.	Wachovia London	4854036	Depository - British Pounds	—	7/7/2008
07-11185	Fedders International, Inc.	Wachovia London	4854026	Depository - US$	80	7/7/2008
07-11185	Fedders International, Inc.	Wachovia London	4854166	Depository Account	17	7/7/2008

07-11185	Fedders International, Inc.				$97

07-11187	Fedders Islandaire, Inc.	Bank of America Payroll Account	4426398981	Depository Ca$	—	1/18/2008
07-11187	Fedders Islandaire, Inc.	JPMorgan Chase	601882079	Disbursement Account	—	1/18/2008
07-11187	Fedders Islandaire, Inc.	Wachovia (CC Receipts)	2000006939267	Depository Account	—	1/18/2008
07-11187	Fedders Islandaire, Inc.	Royal Bank of Canada	1348283	Checking Account	—	1/18/2008
07-11187	Fedders Islandaire, Inc.			Petty Cash	2	1/18/2008

07-11187	Fedders Islandaire, Inc. [3]				$2

07-11188	Fedders Outlet, Inc.	Wachovia (CC Receipts)	2000006939267	Credit Card	—	7/7/2008
07-11188	Fedders Outlet, Inc.			Petty Cash	—	7/7/2008

07-11188	Fedders Outlet, Inc.				$—

07-11192	Trion, Inc. [4]			Petty Cash	$3	6/19/2008

					$8,022

[1]	Business was sold on 1/18/08

[2]	Business was sold on 2/15/08

[3]	Business was sold on 1/18/08

[4]	Business was sold on 6/19/08

Fedders North America, Inc. et al.
IX. Debtor Qurestionnaire for the Period Ending 5/31/2008

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X

2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X

3. Have all post petition tax returns been timely filed? If no, provide an explanation below.	X

4. Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation below.	X

5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

X. ATTESTATIONS REGARDING MONTHLY OPERATING REPORT
     I submit this attestation in connection with the attached Monthly Operating Report:
     1. To the best of my knowledge, for May, 2008, Fedders North America, Inc. has completed the reconciliation of all bank accounts for which bank statements have been received as of the date of this report. As part of such reconciliation, the ending balance reflected on each bank statement was reconciled to the Debtor’s accounting records.
     2. To the best of my knowledge, Fedders North America, Inc., et al., has made all requisite post-petition tax payments on a timely basis, except where noted in this report.

Name: Robert Laurent
Title: Chief Financial Officer